UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 16, 2023
OCEANEERING INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10945	95-2628227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5875 North Sam Houston Parkway West, Suite 400
Houston,	TX	77086
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 329-4500
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.25 per share	OII	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Officer and Related Compensatory Arrangements

On November 16, 2023, the Board of Directors appointed Mrs. Catherine E. Dunn as the Company’s Vice President and Chief Accounting Officer, effective December 1, 2023. Mrs. Dunn, age 45, joined the Company in June 2002 and has served as Corporate Controller since January 2012. Prior to joining the Company, Mrs. Dunn was with Arthur Andersen from August 2000 to June 2002. Mrs. Dunn holds a Bachelor’s degree in Accounting from Louisiana State University and is a Certified Public Accountant.

Concurrent with the appointment, the Compensation Committee of the Board of Directors approved, effective as of December 1, 2023, compensatory arrangements for Mrs. Dunn as follows: (1) an annual base salary of $255,000; (2) a target payment under the 2024 Annual Bonus Program of 50% of base salary (with no retroactive change to Mrs. Dunn’s target payment under the 2023 Annual Bonus Program); (3) an amount credited to Mrs. Dunn’s notional account in Oceaneering’s Supplemental Executive Retirement Plan equal to 10% of base salary; (4) an indemnification agreement to be entered into between Oceaneering and Mrs. Dunn, in the form generally provided to executive officers of Oceaneering; and (5) participation in Oceaneering’s change-of-control plan, consistent with other executive officers of Oceaneering.

Mrs. Dunn’s appointment was made in connection with the previously reported departure of Mr. Witland J. LeBlanc, Jr., who served as Vice President and Chief Accounting Officer of the Company until August 7, 2023. There are no arrangements or understandings between Mrs. Dunn and any other persons pursuant to which she was selected as Vice President and Chief Accounting Officer. There are also no family relationships between Mrs. Dunn and any director or executive officer of the Company, and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.

Date:	November 17, 2023	By:	/S/ ALAN R. CURTIS
Alan R. Curtis
Senior Vice President and Chief Financial Officer